Exhibit 21.1

Subsidiaries of Piedmont Office Realty Trust, Inc. and Piedmont Operating Partnership, LP

Subsidiary	State of Organization
Piedmont Operating Partnership, LP	Delaware
Piedmont Washington Properties, Inc.	Maryland
Piedmont Office Holdings, Inc.	Georgia
Piedmont Office Management, LLC	Georgia
Piedmont Government Services, LLC	Georgia
Piedmont Leasing, LLC	Delaware
Piedmont Power, LLC	Delaware
Piedmont-Las Colinas Springing Member, LLC (f/k/a Wells REIT-Springing Member, LLC)	Delaware
Piedmont 1901 Market Business Trust (f/k/a Wells 1901 Market Business Trust)	Delaware
Piedmont 1901 Market LLC (f/k/a Wells 1901 Market LLC)	Delaware
1055 East Colorado-Pasadena, CA GP, LLC (f/k/a Wells REIT-Pasadena, CA GP, LLC)	Delaware
1055 East Colorado-Pasadena, CA, L.P. (f/k/a Wells REIT-Pasadena, CA, L.P.)	Delaware
Piedmont-Montgomery, LLC (f/k/a Wells REIT-Montgomery, LLC)	Delaware
Piedmont Bridgewater I, LLC (f/k/a Wells Bridgewater I, LLC)	Delaware
Piedmont-Bridgewater, NJ, LLC (f/k/a Wells REIT-Bridgewater, NJ, LLC)	Delaware
Piedmont-Independence Square, LLC (f/k/a Wells REIT - Independence Square, LLC)	Delaware
Piedmont-3100 Clarendon LLC (f/k/a Wells REIT I-3100 Clarendon LLC)	Delaware
Piedmont-Shady Grove V LLC (f/k/a Wells REIT I-Shady Grove V LLC)	Delaware
Piedmont-1075 West Entrance, LLC (f/k/a Wells REIT I-1075 West Entrance, LLC)	Delaware
Piedmont-Multi-State Owner, LLC (f/k/a Wells REIT-Multi-State Owner, LLC)	Delaware
Piedmont-Nashville, TN, LLC (f/k/a Wells REIT-Nashville, TN, LLC)	Delaware
Piedmont-Braker Pointe Austin, TX, L.P. (f/k/a Wells REIT-Austin, TX, L.P.)	Delaware
Piedmont-Braker Pointe Austin, TX GP, LLC (f/k/a Wells REIT-Austin, TX, LLC)	Delaware
Fairway Center II-Orange County, CA, L.P. (f/k/a Wells REIT-Orange County, CA, L.P.)	Delaware
Fairway Center II-Orange County, CA, GP LLC (f/k/a Wells REIT-Orange County, CA, LLC)	Delaware
Piedmont-One Brattle Square I, LLC (f/k/a Wells REIT-One Brattle Square I, LLC)	Delaware
Piedmont-One Brattle Square II, LLC (f/k/a Wells REIT-One Brattle Square II, LLC)	Delaware
4250 North Fairfax Property LLC	Delaware
4250 N. Fairfax Owner, LLC	Delaware
400 Virginia Avenue LLC	Delaware
1200 Enclave Parkway, LLC	Delaware
1201 Eye Street, N.W. Associates LLC	Delaware
1215 ESDI, LLC	Delaware
1225 Equity LLC	Delaware
1225 Eye Street, N.W. Associates LLC	Delaware
1201 Equity LLC	Delaware
TTF Lending LLC	Delaware
TZO Lending LLC	Delaware
Piedmont-Two Pierce Place, LLC (f/k/a Wells REIT-Two Pierce Place, LLC)	Delaware
Piedmont-Las Colinas Corporate Center I, LP (f/k/a Wells REIT-Las Colinas Corporate Center I, LP)	Delaware
Piedmont-Las Colinas Corporate Center I, GP, LLC (f/k/a Wells REIT-Las Colinas Corporate Center I, LLC)	Delaware

Piedmont-Las Colinas Corporate Center II, LP (f/k/a Wells REIT-Las Colinas Corporate Center II, LP)	Delaware
Piedmont-Las Colinas Corporate Center II, GP, LLC (f/k/a Wells REIT-Las Colinas Corporate Center II, LLC)	Delaware
Cypress Concourse A, LLC	Delaware
Piedmont 60 Broad Street, LLC (f/k/a Wells 60 Broad Street, LLC)	Delaware
Piedmont-800 Nicollett Avenue, LLC (f/k/a Wells REIT-800 Nicollett Avenue, LLC)	Delaware
Piedmont-800 Nicollett Avenue Owner, LLC (f/k/a Wells REIT-800 Nicollett Avenue Owner, LLC)	Delaware
Piedmont-800 Nicollett Avenue Springing Member, LLC (f/k/a Wells REIT-800 Nicollett Avenue Springing Member, LLC)	Delaware
Piedmont-Chicago Center Owner, LLC (f/k/a Wells REIT-Chicago Center Owner, LLC)	Delaware
Piedmont-Chicago Center, Chicago, LLC (f/k/a Wells REIT-Chicago Center, Chicago, LLC)	Delaware
Piedmont-Holtsville, NY, LLC (f/k/a Wells REIT-Holtsville, NY, LLC)	Georgia
800 North Brand Glendale, GA, LLC (f/k/a Wells REIT Glendale, CA, LLC)	Delaware
Piedmont-1430 Enclave Parkway, L.P. (f/k/a Wells REIT-1430 Enclave Parkway, L.P.)	Delaware
Piedmont-1430 Enclave Parkway, GP, LLC (f/k/a Wells REIT-1430 Enclave Parkway, LLC)	Delaware
Enclave Parkway Development, LLC	Delaware
Enclave Parkway Development, L.P.	Delaware
Piedmont-Windy Point I, LLC (f/k/a Wells REIT-Windy Point I, LLC)	Delaware
Piedmont-Windy Point II, LLC (f/k/a Wells REIT-Windy Point II, LLC)	Delaware
Piedmont-2300 Cabot Drive, LLC (f/k/a Wells REIT-2300 Cabot Drive, LLC)	Delaware
Rock Spring, L.L.C.	Delaware
Rock Spring II, L.L.C.	Delaware
500 W Monroe Mezz II, LLC	Delaware
500 W Monroe Mezz I-B, LLC	Delaware
500 W Monroe Chicago, LLC	Delaware
150 West Jefferson, LLC	Delaware
Piedmont 500 West Monroe Mezz I, LLC	Delaware
Piedmont 500 West Monroe Fee, LLC	Delaware
Suwanee Gateway One, LLC	Delaware
Meridian Crossings, LLC	Delaware
Dupree Atlanta, LLC	Delaware
Medici Atlanta, LLC	Delaware
Presidential Way Woburn, LLC	Delaware
400 TownPark, LLC	Delaware
Piedmont Office REIT, Inc.	Michigan
Gavitello, Atlanta, LLC	Delaware
Glenridge Highlands III, LLC	Delaware